Exhibit 99.1

news release

QLT ANNOUNCES RESULTS OF 2012 ANNUAL MEETING OF SHAREHOLDERS

For Immediate Release	June 4, 2012

VANCOUVER, CANADA — QLT Inc. (NASDAQ: QLTI; TSX: QLT) (“QLT” or the “Company”) today announced the results from its 2012 annual meeting of shareholders (“Annual Meeting”) held in Vancouver earlier today.

The seven directors elected at the Annual Meeting included six persons nominated at the Annual Meeting by a dissident shareholder, as well as Kathryn E. Falberg, who had been nominated by both the dissident shareholder and management.

QLT’s Board of Directors now comprises:

Jason M. Aryeh

Stephen Sabba

Jeffrey Meckler

John Kozarich

Geoffrey F. Cox

John C. Thomas, Jr.

Kathryn E. Falberg

Following the Annual Meeting, the Board appointed Jason M. Aryeh as Chairman of the Board of Directors of QLT.

“I am honored to be elected as Chairman of the Company. I would like to express my sincere gratitude to our shareholders for their faith in QLT’s new Board and declare our profound appreciation to Boyd Clarke and the other directors for years of dedicated service,” said Jason Aryeh, Chairman of QLT. “The Company’s new directors are anxious to begin working with all of QLT’s exceptional and loyal employees to grow the Company as we positively affect the lives of our patients.”

About QLT

QLT is a biotechnology company dedicated to the development and commercialization of innovative ocular products that address the unmet medical needs of patients and clinicians worldwide. We are focused on developing our synthetic retinoid program for the treatment of certain inherited retinal diseases, developing our proprietary punctal plug delivery system, as well as U.S. marketing of the commercial product Visudyne® for the treatment of wet age-related macular degeneration.

QLT’s head office is based in Vancouver, Canada and the Company is publicly traded on NASDAQ (symbol: QLTI) and the Toronto Stock Exchange (symbol: QLT). For more information about the Company’s products and developments, please visit our web site at www.qltinc.com.

QLT Inc. Contacts:

Investor Relations

David Climie

office: 604-707-7573

dclimie@qltinc.com

Media Relations

Karen Peterson

office: 604-707-7000 or 1-800-663-5486

kpeterson@qltinc.com

Visudyne® is a registered trademark of Novartis AG

Eligard® is a registered trademark of Sanofi S.A.

QLT Inc. is listed on The NASDAQ Stock Market under the trading symbol “QLTI” and on The Toronto Stock Exchange under the trading symbol “QLT.”

Certain statements in this press release constitute “forward-looking statements” of QLT within the meaning of the Private Securities Litigation Reform Act of 1995 and constitute “forward-looking information” within the meaning of applicable Canadian securities laws. Forward-looking statements include, but are not limited to: statements concerning the Company’s future business plans and growth; and statements which contain language such as: “assuming,” “prospects,” “goal,” “future,” “projects,” “potential,” “believes,” “expects” and “outlook.” Forward-looking statements are predictions only which involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from those expressed in such statements. Many such risks, uncertainties and other factors are taken into account as part of our assumptions underlying these forward-looking statements and include, among others, the following: uncertainties relating to the timing and results of the clinical development and commercialization of our products and technologies (including, but not limited to, our punctal plug technology and synthetic retinoid program); assumptions related to continued enrollment trends, efforts and success, and the associated costs of these programs; outcomes for our clinical trials (including our punctal plug technology and our synthetic retinoid program) may not be favorable or may be less favorable than interim/preliminary results and/or previous trials; there may be varying interpretations of data produced by one or more of our clinical trials; the timing, expense and uncertainty associated with the regulatory approval process for products to advance through development stages; risks and uncertainties associated with the safety and effectiveness of our technology; risks and uncertainties related to the scope, validity, and enforceability of our intellectual property rights and the impact of patents and other intellectual property of third parties; the Company’s future operating results are uncertain and likely to fluctuate; currency fluctuations; the risk that sales of Visudyne® or Eligard® may be less than expected (including due to competitive products and pricing); and general economic conditions and other factors described in detail in QLT’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities. Forward-looking statements are based on the current expectations of QLT and QLT does not assume any obligation to update such information to reflect later events or developments except as required by law.